Exhibit 99.1

No. ______

THIS TERM SHEET SUMMARIZES THE PRINCIPAL TERMS OF THE PROPOSED FINANCING OF THUNDER MOUNTAIN GOLD, INC. (“COMPANY”) TO CERTAIN SHAREHOLDERS.  THIS TERM SHEET IS FOR DISCUSSION PURPOSES ONLY; THERE IS NO OBLIGATION ON THE PART OF ANY OFFEREE UNTIL A DEFINITIVE SUBSCRIPTION/SUITABILITY AGREEMENT IS COMPLETED BY EACH OFFEREE.  THIS TERM SHEET IS SUBJCT TO THE SATISFACTORY COMPLETION OF DUE DILIGENCE AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THUNDER MOUNTAIN GOLD, INC.

OFFERING   MEMORANDUM

(CERTAIN EXISTING SHAREHOLDERS ONLY)

RP WARRANTS

Dated:  September 30, 2009

THERE IS NO SUBSCRIPTION COST.

ACQUISITION OF ANY UNDERLYING COMMON STOCK WILL REQUIRE PAYMENT OF THE EXERCISE PRICE OF A WARRANT SUBSCRIBED TO HEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL OFFERING MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  ALL OFFEREES ARE REQUIRED TO COMPLETE APPENDIX “A”.

This term sheet contains certain statements, which may be viewed as forward-looking statements that involve risks and uncertainties.  When used in this Term Sheet and the documents incorporated herein by reference, the words “believes”, “anticipates”, “expects” and similar expressions are intended to identify in certain circumstances forward looking statements.  Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected, including the risks described in this “Risk Factors” section.  Given these uncertainties, prospective investors are cautioned not to place undue reliance on such statements.  There are no assurances the Company can fulfill such forwarding-looking statements.  The Company also undertakes no obligation to update those forward-looking statements.  The forward-looking statements are only predictions; actual events or results may differ materially as a result of risks facing the Company. The offering price was arbitrarily determined by us.

COMPANY PROFILE:

Thunder Mountain Gold, Inc. (OTCBB: THMG) is a Nevada Corporation, originally incorporated in Idaho in 1935. We are an exploration company focused on the goal of generating precious and base metal projects in the Western United States, Mexico, and Alaska. We perform our own natural resource exploration by aggressively seeking out high-grade, high-quality precious and base metal resources in politically stable mining regions. We strive to conduct our business in an environmentally responsible and cost-effective manner.

We are organized and managed into three segments that encompass our exploration interests.

Thunder Mountain Gold, Inc.

(Parent)

│

Thunder Mountain Resources, Inc.

(Subsidiary)

│

South Mountain Mines, Inc.

(Subsidiary)

PRIMARY ASSETS:

The sole asset of South Mountain Mines, Inc. consists of 100% ownership of seventeen patented mining claims that total approximately 326 acres of land in the South Mountain Mining District, located in Owyhee County, Idaho (“South Mountain Mine”).

Thunder Mountain Resources has leased three parcels totaling 489 acres of private land with mineral rights, adjacent to the South Mountain Mine patented mining claims; and has staked approximately 420 acres on 21 unpatented mining claims, for a total land package of approximately 1,235 acres.

Thunder Mountain Resources also owns 60 lode mining claims staked on the Trout Creek target in the Reese River Valley area south of Battle Mountain, located in Lander County, Nevada (“Trout Creek”); and two Arizona properties totaling 39 unpatented claims in the Parker and Salome areas.

Thunder Mountain Gold has staked the following: (1) eight unpatented lode mining claims totaling approximately 160 acres located in the Tonopah Mining district of Esmeralda County, Nevada (“West Tonopah”); and (2) the Clover Mountain claim group that consists of 40 unpatented lode mining claims totaling approximately 800 acres.

An investment in our Securities should be considered highly speculative and involve certain risk factors that may have a material and adverse effect on us.  You and your advisors should consider these risks, including the risks discussed below, before making an important decision.  You may incur a loss in your investment.

We face inherent risks and hazards commonly faced in the exploration and development of mining properties that may adversely impact our growth strategy. These risks and hazards  include but are not limited to the following: very limited finances;  competition from other more mature and better financed  mining companies; we are underfinanced to develop properties; a substantial or extended decline in metals prices would have a material adverse effect on us; our accounting and other estimates may be imprecise; our development of new orebodies and other capital costs may cost more and provide less return than we estimated; our mineralization estimates may be imprecise; we are not in production; and we are a “designated security”.

RISK FACTORS:
DUE DILIGENCE/ FINANCIAL STATEMENTS:

The securities offered hereby involve a high degree of risk and should not be purchased by investors who can not afford the loss of their entire investment. The Company’s SEC filings are available to the public on the SEC's web site at http://www.sec.gov. Such filings include the Form 10-KSB for the year ended December 31, 2008, Form 10-QSB for the quarter ended June 30, 2009, and subsequent SEC filings. Our file number is:  001-08429. Readers are urged to review the Company’s SEC filings. Our common stock is traded on the OTC Electronic Bulletin Board under the symbol THMG.

THE OFFERING:

The offering is for RP Warrants. The only offerees are those certain existing shareholders who acquired Warrants and Common Stock of the Company at certain times, namely, 28 investors during the period May 1, 2008 to July 17, 2008 who acquired Warrants priced at $0.40, and 9 investors during the period Feb. 1, 2009 to August 21, 2009, who acquired Warrants priced at $0.30.  Generally, the RP Warrants are exercisable for $0.15 per share, and exercisable only during the period September 30, 2009 to November 23, 2009 and exercisable only upon the condition that the recipient cancel, nullify, terminate, and deem expired, prior warrants purchased by designated shareholders during offerings conducted during the period May 1, 2008 to July 17, 2008, and during the period Feb. 1, 2009 to August 21, 2009  (the “RP Warrants”). If the RP Warrants are not exercised, the warrants previously offered and sold during the period May 1, 2008 to July 17, 2008, and during the period Feb. 1, 2009 to August 21, 2009 will remain unchanged.

PRICE PER SECURITY:

There is no cost for the subscription. In order to obtain common stock from the RP Warrants, a stockholder must agree to exercise the RPWarrants during the period September 30, 2009 to November 23, 2009 and relinquish, terminate and cancel prior warrants issued to such shareholders during the period May 1, 2008 to July 17, 2008, and/or February 1, 2009 to August 21, 2009.

TYPE OF SECURITY:	Warrant. Each RP Warrant is exercisable for Common Stock. There is no dilution protection.

CLOSING DATE:	On or before November 23, 2009. We may at our sole discretion extend the closing date without notice.
MINIMUM PARTICIPATION:

Participation is limited to existing shareholders who purchased Warrants during the period May 1, 2008 to July 17, 2008, and/or February 1, 2009 to August 21, 2009.  We may accept or reject any stockholder’s participation at our sole and absolute discretion.  Participants will be required to execute a Subscription/Suitability Agreement.

As of June 30, 2009 our authorized capital was:  (a) 5,000,000 shares of preferred stock, par value $.0001 per share, none of which is outstanding and, (b) 200,000,000 shares of common stock, par value $.001 per share of which 15,412,880 shares were outstanding on June 30, 2009. Additionally, there were 3,280,000 warrants to purchase common stock, outstanding on June 30, 2009.

CAPITALIZATION:
USE OF PROCEEDS:	Thunder Mountain Gold will utilize the net proceeds from RP Warrants for working capital and salaries.
REGISTRATION RIGHTS:	The Warrants and underlying common stock will not have any registration rights.
FINDERS FEE:	There are no placement fees to be paid in conjunction with this transaction.

This Offering Memorandum contains forward-looking statements that involve risks and uncertainties. When used in this Letter, the words “believes,” “anticipates,” “could,”, “expects,” “projected,” and similar expressions are intended to identify, forward-looking statements.  Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected.  Given these uncertainties the reader is cautioned not to place undue reliance on such statements.  There are no assurances Thunder Mountain Gold Inc. can fulfill such forward-looking statements.  Thunder Mountain Gold undertakes no obligation to update those forward-looking statements.

THE WARRANTS AND UNDERLYING COMMON STOCK REPRESENTED BY THIS OFFERING MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AS AMENDED, OR APPLICABLE STATE SECURITIES ACTS AND ARE RESTRICTED SECURITIES AS DEFINED BY RULE 144 OF THE ACT.  THE SECURITIES OFFERED HEREIN MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED UNLESS IN COMPLIANCE WITH THE ACT.

THIS TERM SHEET HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES OR ANY FOREIGN JURISDICTION

The understandings contained in this term sheet do not constitute a binding agreement, but merely expresses intent to enter into transactions on the terms set forth herein.  No legally binding obligations will be created, implied or inferred until definitive subscription agreement/suitability questionnaires are executed and delivered by all parties

APPENDIX “A”

ACKNOWLEDGMENT OF RECEIPT OF OFFERING MEMORANDUM

No.

THIS OFFERING MEMORANDUM IS FOR YOUR CONFIDENTIAL USE ONLY, AND IS NOT TO BE SHOWN TO ANYONE OTHER THAN YOUR QUALIFIED OFFEREE REPRESENTATIVE, IF ANY.

The person receiving this OFFERING MEMORANDUM is hereby notified that he/she/it will have an opportunity prior to acceptance of any subscription for Securities to review all pertinent facts concerning the investment and will have the opportunity to ask questions of and receive answers from  THUNDER MOUNTAIN GOLD, INC. (“Company”) concerning the terms and conditions of the Offering and to obtain any additional information necessary, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, to verify the accuracy of the information contained in the OFFERING MEMORANDUM.  No offer of any Securities is made, nor will any subscription be accepted, prior to receipt by the Company of a Subscription/Suitability Agreement, and the satisfaction of those further conditions specified in the OFFERING MEMORANDUM.

The undersigned, as a condition to the receipt of this OFFERING MEMORANDUM, represents that:

1.   He/She/It is an existing shareholder of Thunder Mountain Gold, Inc.

2.    He/She/It:

a.   Has received the numbered Offering Memorandum dated September X, 2009 attached hereto, and will review the Company’s Form 10-KSB for the year ended December 31, 2008, Form 10-QSB for the quarter ended June 30, 2009, as well as subsequent filings with the Securities and Exchange Commission, all of which are filed electronically on EDGAR, Commission File No. 001-08429, e.g. http://www.sec.gov;

b.

Will use the OFFERING MEMORANDUM only for its purposes in determining the desirability of investment in the Securities offered thereby; and

c.

Will not distribute this Offering Memorandum except to its designated Offeree Representative, if any.

Offeree understands the speculative nature and risks of investments associated with THUNDER MOUNTAIN GOLD, Inc., and confirms is aware that there are risks of this proposed investment, and that there may not be any public market for the securities herein.  Such risks include, but are not limited to those summarized under “Risk Factors” of the Offering Memorandum.

OFFEREE UNDERSTANDS THAT SECURITIES IN THUNDER MOUNTAIN GOLD, INC. HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY APPLICABLE STATE SECURITIES AGENCIES.

EXECUTION OF THIS DOCUMENT DOES NOT INDICATE ANY INTENT TO SUBSCRIBE TO AND PURCHASE THE SECURITIES OFFERED IN THIS OFFERING MEMORANDUM.

OFFEREE:

DATE: ________________, 2009.

By:

Print Name:

Phone #:

Phone #: